Net sales	12 Months Ended
Jun. 30, 2025
Net sales
Net sales

13.    Net sales

LuxExperience Group earns revenues worldwide through its online operations, while all revenue associated with the two retail stores is earned in Germany. Geographic location of online revenue is determined based on the location of delivery. LuxExperience Group generates revenue from the sale of merchandise shipped to customers as well as from commission for the rendering of services in connection with the Curated Platform Model (CPM) and certain Online Flagship Stores. Furthermore, LuxExperience recognizes revenues from advertising services.

The following table provides LuxExperience Group’s net sales by geographic location:

	For the fiscal year ended June 30,
(in € thousands)	2023		2024		2025
Germany	128,109	16.7%	127,867	15.2%	142,409	11.3%
United States	137,521	18.0%	171,795	20.4%	323,662	25.6%
Europe (excluding Germany) (1)	298,998	39.0%	332,575	39.6%	508,989	40.3%
Rest of the world (1)	201,375	26.3%	208,615	24.8%	287,216	22.8%
	766,003	100%	840,852	100%	1,262,277	100%

(1)No individual country other than Germany and the United States accounted for more than 10% of net sales.

Substantially all amounts classified within net sales are derived from the sale of luxury goods and rendering of services. Net sales related to rendering of services is below 10% of total net sales and is therefore not separately disclosed. No single customer accounted for more than 10% of LuxExperience Group’s net sales in any of the periods presented.

Net sales recognized from contract liabilities were €15,892 thousand in fiscal year 2025 (2024: €2,007 thousand, 2023: (€1,233) thousand.

Application of hedge accounting in fiscal year 2025 resulted in a €953 thousand (2024: €1,511 thousand decrease; 2023: €1,650 thousand decrease) decrease to net sales.